497(e)
                                                                       333-64749

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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 21, 2004 TO THE MAY 1, 2004 PROSPECTUS FOR THE ACCUMULATOR(R), ACCUMULATOR(R) ELITE(SM), ACCUMULATOR(R) PLUS(SM) AND ACCUMULATOR(R) SELECT(SM) CONTRACTS
--------------------------------------------------------------------------------

This supplement modifies certain information in each of the above-referenced Prospectus, Supplements to Prospectus and Statement of Additional Information dated May 1, 2004, as previously supplemented to date (together the "Prospectus"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. You should keep this supplement with your Prospectus.


SUMMARY AND FEE TABLE CHANGES:

(1) In "Accumulator(R) at a glance -- key features," please note the following changes:

     (A) The following new section is added:

--------------------------------------------------------------------------------
Principal Protector(SM)   Principal Protector(SM) is our Guaranteed withdrawal
                          benefit ("GWB"), which provides for recovery of your
                          total contributions through withdrawals, even if your
                          account value falls to zero, provided that during each
                          contract year, your total withdrawals do not exceed a
                          specified amount.
--------------------------------------------------------------------------------

     (B) Under "Fees and charges," the following charge is added:

     An annual charge for the optional Principal Protector(SM) benefit is generally deducted on each contract anniversary equal to 0.35% of the account value for the 5% GWB Annual withdrawal option or 0.50% for the 7% GWB Annual withdrawal option. If you "step up" your GWB benefit base, we reserve the right to raise the charge up to 0.60% and 0.80%, respectively. See "Principal Protector(SM)" in "Contract features and benefits" later in this Prospectus.

(2) In "Fee table" under "Charges we deduct from your account value each year if you elect the optional benefit," the following is added:

--------------------------------------------------------------------------------
Principal Protector(SM) optional                   0.35% for the 5% GWB
benefit charge (calculated as a                    Annual withdrawal option
percentage of the account value.
Deducted annually *on each contract                0.50% for the 7% GWB
date anniversary, provided your GWB                Annual withdrawal option
benefit base is greater than zero.)

If you "step up" your GWB benefit base,            0.60% for the 5% GWB
we reserve the right to increase your              Annual withdrawal option
charge up to:
                                                   0.80% for the 7% GWB
                                                   Annual withdrawal option

Please see "Principal Protector(SM)" in "Contract features and benefits" for more information about this feature, including its benefit base and the Optional step up provision, and "Principal Protector(SM) charge" in "Charges and expenses," both later in this Prospectus, for more information about when the charge applies.

* If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year unless the contract and benefit is continued under the Beneficiary continuation option.
--------------------------------------------------------------------------------

NEW BENEFIT OPTION:

(3) In "Contract features and benefits," immediately following the section entitled "Protection Plus(SM)," the following new section is added:


     PRINCIPAL PROTECTOR(SM)

     As described below, Principal Protector(SM) provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your Guaranteed Annual withdrawal amount. Principal Protector(SM) is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See "Withdrawing your account value" in "Accessing your money" later in this Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.


                          (Form #: IM-04-31 Supp (12/04); Cat. # 134661 (12/04))
                                      GWB with BCO Supp/Accum 04 Series (179281)
                                                                          x00931

Subject to availability, Principal Protector(SM) is available at contract issue, for an additional charge, if the annuitant is age 0-85 (0-80 for Accumulator(R) Plus(SM)) for NQ contracts or age 20-75 for all IRA contracts. Please see "Principal Protector(SM) charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elect this benefit, you cannot terminate it.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal Protector(SM) provided that the beneficiary was 75 or younger on the original contract date. If the beneficiary was older, Principal Protector(SM) will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal Protector(SM) and that beneficiary's portion of the GWB benefit base will terminate without value, even if it was greater than zero. In this case, the beneficiary's portion of the GWB benefit base will terminate without value. The ability to continue Principal Protector(SM) under the Beneficiary continuation option is subject to state availability. When and if it is approved in your state, it will be added to your contract if you had already elected GWB. See "Beneficiary continuation option" under "Payment of death benefit" later in the Prospectus for more information on continuing Principal Protector(SM) under the Beneficiary continuation option.

If you are purchasing this contract as a TSA, QP or Inherited IRA, Principal Protector(SM) is not available. This benefit is also not available if you elect the Guaranteed minimum income benefit, the Greater of 6% Roll Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection Plus(SM), GPB 1 or GPB 2 or the special dollar cost averaging program.

You should not purchase Principal Protector(SM) if you plan to take withdrawals in excess of your GWB Annual withdrawal amount because those withdrawals significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the Principal Protector(SM) makes provision for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Principal Protector(SM) guarantee, provided you comply with the conditions under Section 9(B) on page 6 later in this supplement including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax advisor.

YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWB benefit base increases by the dollar amount of any additional contributions.

o   Your GWB benefit base decreases by the dollar amount of withdrawals.

o Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

o Your GWB benefit base may also be increased under the Optional step up provision.

o Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal Protector(SM).

For Accumulator(R) Plus(SM): credit amounts attributable to your contributions are not included for purposes of calculating your GWB benefit base.


YOUR GWB ANNUAL WITHDRAWAL AMOUNT

Your GWB Annual withdrawal amount is equal to either 5% or 7% ("Applicable percentage"), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchase your contract, you choose between two available GWB Annual withdrawal options:

o   7% GWB Annual withdrawal option

o   5% GWB Annual withdrawal option

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic reset, additional contributions or a "step up" of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. In determining whether you have exceeded your GWB Annual withdrawal amount, all contract year withdrawals are included.

For Accumulator(R) Select(SM): Since Accumulator(R) Select(SM) has no withdrawal charges, your withdrawals are never subject to a withdrawal charge; accordingly, any withdrawal charge discussion in this supplement is not applicable.


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

EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

o If the account value after the deduction of the withdrawal is less than the GWB benefit base, then the GWB benefit base is reset equal to the account value.

o If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

o The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

You should not purchase this benefit if you plan to take withdrawals in excess of your GWB Annual withdrawal amount, as such withdrawals significantly reduce or eliminate the value of Principal Protector(SM). If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.


Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the GWB Annual withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See "Termination of your contract" in "Determining your contract value" later in this Prospectus.

In general, if you purchase this contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other withdrawals, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.


EFFECT OF AUTOMATIC RESET

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract anniversary, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the "5-year rule" option and has not taken withdrawals. See "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus.


EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution (for Accumulator(R) Plus(SM), credit amounts are not included) and your GWB


                                                                               3
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Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, no additional contributions will be permitted.


OPTIONAL STEP UP PROVISION

Except as stated below, any time after the fifth contract anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see "Principal Protector(SM) charge" in "Charges and expenses" later in this Prospectus. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract Anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB Annual withdrawal amount, and we will increase the Principal Protector(SM) charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.

The Optional step up provision is not available once your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, the GWB benefit base will be stepped up to equal the account value, if higher, as of the transaction date that we receive the Beneficiary continuation option election. As of the date of the GWB benefit base step up, your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a one-time step up at no additional charge.


OTHER IMPORTANT CONSIDERATIONS

o Principal Protector(SM) protects your principal only through withdrawals. Your account value may be less than your total contributions.

o You can take withdrawals under your contract without purchasing Principal Protector(SM). In other words, you do not need this benefit to make withdrawals.

o   For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Plus(SM):
    Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

o Withdrawals made under Principal Protector(SM) will be treated, for tax purposes, in the same way as other withdrawals under your contract.

o All withdrawals are subject to all of the terms and conditions of the contract. Principal Protector(SM) does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal Protector(SM). See "How withdrawals are taken from your account value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.


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o   GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

o If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal Protector(SM) if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal Protector(SM) when you have a GWB benefit base that is greater than zero.

o If you die and your beneficiary elects the Beneficiary continuation option then your beneficiary should consult with a tax advisor before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.


OTHER PROSPECTUS CHANGES:

(4)  In the table of contents, please note the following changes:

     (A) Under "Contract features and benefits," "Your benefit base" is renamed "Your Guaranteed minimum death benefit and Guaranteed minimum income benefit base."

     (B) Under "Contract features and benefits," "Principal Protector(SM)" is added immediately after "Guaranteed minimum death benefit."

(5) In "Index of key words and phrases," the following is added to the table of words/phrases that sometimes appear differently in our contract or supplemental materials:

     PROSPECTUS                       CONTRACT OR SUPPLEMENTAL MATERIALS

     Principal Protector(SM)          Guaranteed withdrawal benefit
     GWB benefit base                 Principal Protector(SM) benefit base
     GWB Annual withdrawal amount     Principal Protector(SM) Annual withdrawal
                                        amount
     GWB Annual withdrawal option     Principal Protector(SM) Annual withdrawal
                                        option
     GWB Excess withdrawal            Principal Protector(SM) Excess withdrawal

(6) In "Who is Equitable Life?" under "We require that the following types of communications be on specific forms we provide for that purpose:" the following is added:

     (14) requests to step up your Guaranteed withdrawal benefit ("GWB") benefit base under the Optional step up provision.

     (15) requests to terminate or reinstate your Guaranteed withdrawal benefit under the Beneficiary continuation option, if applicable.

(7)  In "Contract features and benefits," please note the following changes:

     (A) Under "Allocating your contributions" under "The guaranteed principal benefits," the fifth sentence (fourth in Accumulator(R) Plus(SM)) of the first paragraph is deleted in its entirety and replaced with the following:

          If you elect either GPB, you may not elect the Guaranteed minimum income benefit, Principal Protector(SM), the systematic withdrawals option or the substantially equal withdrawals option.

     (B) For Accumulator(R) and Accumulator(R) Elite(SM): Under "Allocating your contributions" under "Special dollar cost averaging program," the following is added as the last sentence in the first paragraph:

          If you elect Principal Protector(SM), you may not participate in the special dollar cost averaging program.

     (C) The section entitled "Your benefit base" is re-named "Your Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Accordingly, any reference to the section "Your benefit base" is now a reference to "Your Guaranteed minimum death benefit and your Guaranteed minimum income benefit base."

     (D) Under "Our Guaranteed minimum income benefit option," the first sentence in the second paragraph is deleted in its entirety and replaced with the following:

          If you are purchasing this contract as an Inherited IRA (not applicable to Accumulator(R) Plus(SM)), or if you elect a GPB or Principal Protector(SM), the guaranteed minimum income benefit is not available.

     (E) Under "Guaranteed minimum death benefit," the following is added as the last sentence in the eighth paragraph (which is the paragraph beginning, "The standard death benefit . . . ."):

          If you elect Principal Protector(SM), only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit are available.

     (F) Under "Protection Plus(SM)," the following sentence is added as the last sentence of the first paragraph:

          If you elect Principal Protector(SM), the Protection Plus(SM) feature is not available.

(8)  In "Determining your contract's value," please note the following changes:

     (A) Under "Your contract's value in the variable investment options," the first sentence of last paragraph is deleted in its entirety and replaced with the following:

          In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, GPB Option 2, Principal Protector(SM) and/or the Protection Plus(SM) benefit charges, the number of units credited to your contract will be reduced.

      (B) Under "Termination of your contract," please note the following changes:

          The last sentence in the first paragraph is deleted in its entirety and replaced with the following sentence:

          Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed immediately below.

          The following is added after the first paragraph:

          If you elect Principal Protector(SM) and your account value falls to zero due to a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or annuity benefit, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:

          o If your GWB benefit base equals zero, we will terminate your contract and make no payment.

          o If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

          o If your GWB benefit base is greater than the balance of your remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance, and we will terminate your contract and we will pay you your remaining GWB benefit base as an annuity benefit, as discussed below.

          o If the Beneficiary continuation option is elected, and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

             o If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal Protector(SM) charge will no longer apply.

             o If the beneficiary had elected the "5-year rule" and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

          ANNUITY BENEFIT. We will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on each Accumulator(R)/Accumulator(R) Elite(SM)/Accumulator(R) Plus(SM)/ Accumulator(R) Select(SM), contract anniversary beginning on the next contract anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base. The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

          The charge for the GWB benefit will no longer apply. The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your Accumulator(R)/Accumulator(R) Elite(SM)/Accumulator(R) Plus(SM)/Accumulator(R) Select(SM) contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary.

          If at the time of your death the GWB Annual Withdrawal Amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.

(9)  In "Accessing your money," please note the following changes:

     (A) Under "Withdrawing your account value," the following is added as the second paragraph:

          If you elect Principal Protector(SM), all withdrawal methods shown below can be used. In addition, we will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.


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

     (B) Under "Lifetime required minimum distribution withdrawals," the following is added as the fourth (third in Accumulator(R) Select(SM)) paragraph:

          Provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased.

     (C) The following is added as a new section directly above the section entitled "Loans under Rollover TSA contracts:"


          HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR(SM)

          If you elect Principal ProtectorSM, any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

     (D) Under "Surrendering your contract to receive its cash value," the last sentence of the first paragraph is deleted in its entirety and replaced with the following:

          All benefits under the contract will terminate as of that date, including Principal Protector(SM) if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should seriously consider the impact of a contract surrender on Principal Protector(SM) benefits. If your surrender request does not constitute a GWB Excess withdrawal, you may be available for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. For a discussion of the potential benefits, please see "Termination of your contract" in "Determining your contract value" earlier in this Prospectus.

     (E) Under "Your annuity payout options," the following is added as the last sentence in the second paragraph:

          If you elect Principal Protector(SM) and choose to annuitize your contract, Principal Protector(SM) will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than your GWB benefit base.

(10) In "Charges and expenses," please note the following changes:

     (A) For Accumulator(R) , Accumulator(R) Elite(SM) and Accumulator(R) Plus(SM): Under "Withdrawal charge" under "10% free withdrawal amount," the following is added as the third paragraph:

          If you elect Principal Protector(SM), we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.

      (B) The following new section is added immediately following the section entitled "Protection Plus(SM) charge:"

          PRINCIPAL PROTECTOR(SM) CHARGE

          If you elect Principal Protector(SM), we deduct a charge annually as a percentage of your account value on each contract anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (if your state permits us to deduct this charge from the guaranteed interest option) on a pro rata basis. If these amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, we will not deduct a pro rata portion of the charge upon your death. However the Principal Protector(SM) charge will continue. A market value adjustment will apply to deductions from the fixed maturity options.


          If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed immediately below, and (iii) if the Beneficiary continuation option beneficiary reinstates with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

          If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal Protector(SM), the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

          OPTIONAL STEP UP CHARGE. Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal Protector(SM) with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal Protector(SM) with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract anniversary following the step up and on all contract anniversaries thereafter.

          If your Applicable percentage under your GWB Annual withdrawal option is increased from 5% to 7% or from 7% to 10%, respectively, due to an Automatic reset, the benefit charge will not increase.

          If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see "Principal Protector(SM) " in "Contract features and benefits."

(11) In "Payment of death benefit," please note the following changes:

     (A) Under "When an NQ contract owner dies before the annuitant," the first bullet is deleted in its entirety and replaced with the following:

          o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die. If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. Your successor owner should consult with a tax advisor before choosing to use the "5-year rule." The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5-years, any remaining GWB benefit base would be lost. If you elect Principal Protector(SM), the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.

     (B) Under "How death benefit payment is made," the following is added as the third sentence in the paragraph:

          Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Principal Protector(SM).


     (C) Under "Successor owner and annuitant," immediately following the last bullet, the following paragraph is added:

          If you elect Principal Protector(SM), the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector(SM) charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

     (D)  Under "Spousal protection," the following is added as the last bullet:

          o If you elect Principal Protector(SM), the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector(SM) charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

     (E) Under "Beneficiary continuation option," please note the following changes:

         (a) Under "Beneficiary continuation option for traditional IRA and Roth IRA contracts only," the following bullets are added as the eleventh and twelfth bullets:

             o If you had elected Principal Protector(SM), your spousal beneficiary may not continue Principal Protector(SM), and the benefit (or the spouse's portion of the benefit, if there are multiple beneficiaries) will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector(SM) should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector(SM) and non-spousal beneficiaries may continue with Principal Protector(SM). In this case, the spouse's portion of the GWB benefit base will terminate without value.


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

             o If you had elected Principal Protector(SM), your non-spousal beneficiary may continue the benefit, as follows:

                o The beneficiary was 75 or younger on the original contract date.

                o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

                o One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector(SM) is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal ProtectorSM at the time the Beneficiary continuation option is elected, Principal Protector(SM) will terminate.

                o If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

                o As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector(SM) even if the account value is less than $5,000.

                o If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

                o If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

                o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

         (b) Under "Beneficiary continuation option for NQ contracts only," the following bullets are added as the eleventh, twelfth and thirteenth bullets in the third paragraph, respectively:

             o If you had elected Principal Protector(SM), your spousal beneficiary may not continue Principal Protector(SM), and the benefit (or the spouse's portion of the benefit, if there are multiple beneficiaries) will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector(SM) should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector(SM) and non-spousal beneficiaries may continue with Principal Protector(SM). In this case, the spouse's portion of the GWB benefit base will terminate without value.

             o If the non-spousal beneficiary chooses scheduled payments under "Withdrawal Option 1," as discussed above in this section, Principal Protector(SM) may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

             o If you had elected Principal Protector(SM), your non-spousal beneficiary may continue the benefit, as follows:

                o The beneficiary was 75 or younger on the original contract date.

                o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

                o One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector(SM) is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector(SM) at the time the Beneficiary continuation option is elected, Principal Protector(SM) will terminate.

                o If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

                o As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector(SM) even if the account value is less than $5,000.

                o If scheduled payments under Withdrawal Option 2 is elected, the beneficiary's scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

                o If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

                o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under Withdrawal Option 2 rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.



                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234


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